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                                                                    Exhibit 23.2

                              ACCOUNTANT'S CONSENT

  We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP

McLean, Virginia

October 15, 1997